UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE l4A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240. l4a-l2

TEXAS PACIFIC LAND CORPORATION

(Name of Registrant As Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! 1700 PACIFIC AVENUE, SUITE 2900 DALLAS, TX 75201 TEXAS PACIFIC LAND CORPORATION 2022 Annual Meeting Vote by November 15, 2022 10:59 PM CT You invested in TEXAS PACIFIC LAND CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on November 16, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 2, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* November 16, 2022 10:30 AM, local time The Renaissance Dallas Hotel 2222 North Stemmons Freeway Dallas, TX 75207 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D91180-P79181

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D91181-P79181 NOTE: To transact such other business as may properly come before the Annual Meeting of Stockholders or any reconvened meeting following any adjournment or postponement thereof. 1. To elect the four Class II directors named in the accompanying Proxy Statement to serve until the 2025 Annual Meeting of Stockholders. Nominees: 1b. Donald G. Cook 1c. Donna E. Epps 1a. Rhys J. Best 1d. Eric L. Oliver 2. To approve, by non-binding advisory vote, the executive compensation paid to our named executive officers. 3. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) providing for the declassification of the Board. 4. To approve an amendment to the Company’s Certificate of Incorporation increasing the authorized shares of common stock from 7,756,156 shares to 46,536,936 shares. 5. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. 6. To consider a non-binding stockholder proposal regarding the stockholders’ right to call for a special stockholder meeting. 7. To consider a non-binding stockholder proposal regarding hiring an investment banker in connection with the evaluation of a potential spinoff. 8. To consider a non-binding stockholder proposal regarding the release of all remaining obligations of the stockholders’ agreement between the Company and certain stockholders. 9. To consider a non-binding stockholder proposal regarding the stockholders’ right to act by written consent. 10. To consider a non-binding stockholder proposal regarding director election and resignation policy. For For For For For For For For Against Against Against Against Against